UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 31, 2002



                        WELLPOINT HEALTH NETWORKS INC.
                        ------------------------------
              (Exact Name of registrant specified in its charter)

        Delaware                    001-13083              95-4635504
        --------                    ---------              ----------
(State or other Jurisdiction    (Commission File Number) (I.R.S. Employer
    of Incorporation)                                    Identification No.)

                                1 WellPoint Way
                        Thousand Oaks, Caifornia 91362
                   (Address of principal executive offices)
                    --------------------------------------
                        Registrant's telephone number:
                                (818) 234-4000

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

     On January 31, 2002, WellPoint Health Networks Inc. ("WellPoint") consummated its previously announced merger with RightCHOICE Managed Care, Inc. ("RightCHOICE") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), by and among WellPoint, RWP Acquisition Corp., a wholly owned subsidiary of WellPoint ("Merger Sub"), and RightCHOICE. RightCHOICE serves
2.8 million members and is the largest provider of health care benefits in Missouri. RightCHOICE does business in Missouri under the name Blue Cross and Blue Shield of Missouri and through its HealthLink subsidiary also provides network rental, administrative services, workers' compensation and other non-underwritten health benefit programs in Missouri and six neighboring states. The stockholders of RightCHOICE approved resolutions relating to the transaction on January 29, 2002. The approval and consummation of the transaction were announced in a joint press release of WellPoint and RightCHOICE, dated January 29, 2002, and a press release of WellPoint, dated January 31, 2002, respectively, copies of which releases are filed as exhibits hereto and incorporated herein by reference.

     Pursuant to the Merger Agreement, RightCHOICE was merged with and into Merger Sub with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of WellPoint (the "Merger"). As a result of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of RightCHOICE ("RightCHOICE Common Stock") was converted into the right to receive either $66.00 in cash or 0.6161 of a share of WellPoint common stock. Stockholders of RightCHOICE were given the option to elect to receive cash for any or all of the shares of RightCHOICE Common Stock they own, subject to a proration provision to ensure that 30% of the outstanding shares of RightCHOICE Common Stock are converted into cash and the remaining 70% are converted into WellPoint common stock. Pursuant to the cash election procedures under the Merger Agreement, the holders of less than 0.3% of the shares of RightCHOICE Common Stock elected to receive cash for their shares. Because the cash portion of the merger consideration was undersubscribed, pursuant to a proration mechanism contained in the Merger Agreement, 29.74% of the shares of non-cash-electing RightCHOICE Common Stock have been converted into cash and 70.26% have been converted into WellPoint common stock. Total consideration paid to all holders of RightCHOICE Common Stock in the merger will be approximately $375,655,711 in cash and 8,255,053 shares of WellPoint common stock.

     Financing for the cash portion of the merger consideration will come from proceeds of the Company's 6 3/8% Notes due 2012 and from cash on hand.

     Upon completion of the merger, The Missouri Foundation For Health (the "Foundation") beneficially owns approximately 4,805,200 shares of WellPoint common stock, or approximately 6.7% of WellPoint's outstanding voting securities. As part of the Blue Cross Blue Shield Association (the "BCBSA") approval process, the BCBSA has amended WellPoint's license agreement with the BCBSA, which generally prohibits investors (other than certain types of institutional investors) from beneficially owning more than 5% of WellPoint's voting securities. As part of the BCBSA approval process, WellPoint entered into a voting trust agreement with the Foundation with respect to shares of WellPoint common stock acquired by the Foundation in excess of 5% of WellPoint's outstanding voting securities. The voting trust

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agreement contains a provision that requires the Foundation to reduce its ownership of WellPoint common stock to below 5% within one year following completion of the merger. WellPoint has agreed to grant the Foundation certain registration rights in order to allow the Foundation to freely sell its shares.

     On January 31, 2002, William H. T. Bush (formerly a non-employee member of the RightCHOICE board of directors) was appointed to the WellPoint board of directors. John O'Rourke, former chief executive officer of RightCHOICE, became president of WellPoint's central business region, which consists of the states of Arkansas, Illinois, Indiana, Iowa, Kansas, Kentucky, Michigan, Missouri, Ohio, West Virginia and Wisconsin. Other former senior executives of RightCHOICE have been assigned significant responsibilities with respect to WellPoint's business in that region.


Item 7. Financial Statements and Exhibits

(a)     Financial Statements of the Business Acquired

     The following financial statements were filed as part of the Annual Report on Form 10-K for the year ended December 31, 2000 of RightCHOICE (SEC File No. 1-15907) and are incorporated herein by this reference:

     Audited Consolidated Financial Statements

     Report of Independent Accountants
     Consolidated Balance Sheets as of December 31, 1999 and 2000
     Consolidated Statements of Income for the years ended December 31, 1998, 1999 and 2000
     Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1998, 1999 and 2000
     Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1999 and 2000
     Notes to Consolidated Financial Statements

     The following unaudited financial statements were filed as part of RightCHOICE's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and are incorporated herein by this reference:

     Unaudited Consolidated Financial Statements

     Consolidated Balance Sheets as of December 31, 2000 and September 30,
     2001
     Consolidated Statements of Income for the nine months ended
     September 30, 2000 and 2001
     Consolidated Statements of Changes in Stockholders' Equity for the nine months ended September 30, 2000 and September 30, 2001
     Consolidated Statements of Cash Flows for the nine months ended September 30, 2000 and 2001

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     Notes to Consolidated Financial Statements

(b)  Pro Forma Financial Information

     The following unaudited pro forma financial statements were filed as part of WellPoint's Registration Statement on Form S-4 (Registration No. 333-73382) and are incorporated herein by this reference:

     Unaudited Pro Forma Combined Condensed Financial Statements

     Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30,
     2001
     Unaudited Pro Forma Combined Condensed Income Statements for the nine months ended September 30, 2001 and the twelve months ended December 31, 2000
     Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(c)      The following exhibits are filed with this report:

            2.1 Agreement and Plan of Merger, dated as of October 17, 2001 by and among WellPoint Health Networks Inc.,
                  RightCHOICE Managed Care, Inc. and RWP Acquisition Corp., incorporated by reference from Exhibit 2.1 to the Registrant's Registration Statement on Form S-4
                  (Registration No. 333-73382)

            9.1 Voting Trust Agreement, dated as of January 31, 2002, by and among WellPoint Health Networks Inc., The Missouri Foundation For Health and Wilmington Trust Company

            10.1 Registration Rights Agreement, dated as of October 17, 2001, between WellPoint Health Networks
                  Inc. and The Missouri Foundation For Health

            23.1  Consent of PricewaterhouseCoopers LLP.

            99.1  News Release, dated January 29, 2002.

            99.2  News Release, dated January 31, 2002.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WELLPOINT HEALTH NETWORKS INC.
                          ------------------------------
                          (Registrant)

                          By: /s/ Robert A. Kelly
                          Name: Robert A. Kelly
                          Title: Assistant Secretary


Date:  February 7, 2002

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                               INDEX TO EXHIBITS


Exhibit Number   Exhibit
-------------    -------

Exhibit 2.1 Agreement and Plan of Merger, dated as of October 17, 2001 by and among WellPoint Health Networks Inc., RightCHOICE Managed Care, Inc. and RWP Acquisition Corp., incorporated by reference from Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-73382)

Exhibit 9.1 Voting Trust Agreement, dated as of January 31, 2002, by and among WellPoint Health Networks Inc., The Missouri Foundation For Health and Wilmington Trust Company

Exhibit 10.1 Registration Rights Agreement, dated as of October 17, 2001, between WellPoint Health Networks Inc. and The Missouri Foundation For Health

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP

Exhibit 99.1     News Release, dated January 29, 2002

Exhibit 99.2     News Release, dated January 31, 2002

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